REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December, 9, 1998, by and among Immunomedics, Inc., a Delaware corporation, with headquarters located at 300 American Road, Morris Plains, New Jersey 07950 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series F Convertible Preferred Stock (the "Initial Preferred Shares"), which will be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock") in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock (the "Certificate of Designations"); and

         B. In connection with the Securities Purchase Agreement, each Buyer may be obligated, upon the terms and subject to the conditions of the Securities Purchase Agreement, to purchase shares of the Company's Series F Convertible Preferred Stock (the "Put Preferred Shares"), which will be convertible into shares of Common Stock in accordance with the terms of the Certificate of Designations (the Initial Preferred Shares and the Put Preferred Shares are collectively referred to as the "Preferred Shares" and as converted, the "Conversion Shares"); and

         C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "Investor" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                  b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  d. "Registrable Securities" means the Conversion Shares issued or issuable upon conversion of the Preferred Shares, any shares of Common Stock issued as payment of Registration Delay Payments (as defined in Section 2(g)) and any shares of capital stock issued or issuable with respect to the Conversion Shares or the Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of Preferred Shares.

                  e. "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities relating to the Initial Preferred Shares.

                  f. "Put Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities relating to the Put Preferred Shares.

                  g. "Registration Statement" means the Initial Registration Statement and the Put Registration Statement.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  a.       Mandatory Registration.

                           (i)      Initial Mandatory Registration.  The Company
shall prepare,  and, as soon as  practicable  but in no event later than 45 days

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

after the date of issuance of the relevant Preferred Shares, file with the SEC an Initial Registration Statement or Initial Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Registrable Securities issuable pursuant to the Initial Preferred Shares (the "Initial Registrable Securities"). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(e). The Initial Registration Statement or Initial Registration Statements prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of
(x) 2.0 and (y) the number of Initial Registrable Securities as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). The Company shall use its best efforts to have the Initial Registration Statement(s) declared effective by the SEC as soon as practicable, but in no event later than 120 days after the issuance of the relevant Preferred Shares.

                           (ii)    Put Mandatory Registration. The Company shall
prepare, and, as soon as practicable but in no event later than ten days after the Put Share Notice Date (as defined in the Securities Purchase Agreement), file with the SEC a Put Registration Statement or Put Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Registrable Securities issuable pursuant to the Put Preferred Shares covered by the Put Share Notice (the "Put Registrable Securities"). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(e). Any Put Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of
(x) 2.0 and (y) the number of Put Registrable Securities as of the date immediately preceding the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). The Company shall use its best efforts to have the Put Registration Statement(s) declared effective by the SEC as soon as practicable, but in no event later than 90 days after the Put Share Notice Date.

                  b. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this
Section 2(b) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(b) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(b) below. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(b) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(b) is an underwritten offering, then each Investor whose Registrable Securities are

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

included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this
Section 2(b) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration
Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

                  c. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors.

                  d. Legal Counsel. Subject to Section 5 hereof, the Buyers holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Katten Muchin & Zavis or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

                  e. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  f. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 200% of such Registrable Securities (based on the then current market price of the Common Stock), in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Shares shall be disregarded and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Company's Certificate of Designations).

                  g. Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. If the Registration Statement covering the resale of all of the shares of Common Stock issuable upon conversion of the Preferred Shares covered by such Registration Statement and required to be filed by the Company pursuant to this Agreement is not (i) filed within 45 days of the Initial Closing Date or within ten days of the Put Share Notice Date as the case may be (each, a "Scheduled Filing Date"), (ii) declared effective by the SEC on or before the date which is 120 days after the Initial Closing Date or on or before 90 days after the Put Share Notice Date, as the case may be (each, a "Scheduled Effective Date"), or (iii) if after the Registration Statement has been declared effective by the SEC, other than days during an Allowable Grace Period (as defined in Section 3(v)), available for the sales of all such shares of Common Stock to be made pursuant to the respective Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Preferred Shares an amount in cash per Preferred Share held (which relates to a Registration Statement which was not declared effective on or before its Scheduled Effective Date or pursuant to which sales cannot be made) equal to the sum of:

                           (i) $150, if the Registration Statement is not filed by the Scheduled Filing Date;

                           (ii) $150, if the Registration Statement is not declared effective by the Scheduled Effective Date;

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


                           (iii) $5 multiplied by the sum of (x) the number of days after the Scheduled Filing Date during which such Registration Statement is not filed with the SEC, plus (y) the number of days after the Scheduled Effective Date during which the Registration Statement is not declared effective by the SEC, plus (z) the number of days (other than days during an Allowable Grace Period) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective by the SEC.

The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid within five business days of the earlier of (i) the last day of the month in which such payments were incurred or (ii) the date that the violation which caused such payment is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. If the Company fails to pay the Registration Delay Payments, including any interest thereon, within 15 business days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the Registration Delay Payments, including any interest thereon, the number of shares of Common Stock equal to the quotient of (X) the sum of the Registration Delay Payments and all interest accrued thereon divided by (Y) the Conversion Price in effect on such Conversion Date as is specified by the holder in writing to the Company.

         3.       RELATED OBLIGATIONS.

         Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(b) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(g), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Initial Registrable Securities (on or prior to the 45th day after the Initial Closing Date) and with respect to the Put Registrable Securities (on or prior to the date which is ten days after a Put Share Notice Date) for the registration of Registrable Securities pursuant to Section 2(a) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but, in the case of the Initial Registrable Securities, in no event later than 120 days after the Initial Closing Date, in the case of the Put Registrable Securities and in no event later than 90 days after the Put Share Notice Date), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  b.  The  Company  shall  prepare  and  file  with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934 (the "1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.


                  c. The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC, and not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.


                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  f. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                  g. As promptly as practicable after becoming aware of such event, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify
Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight

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

mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  h. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  i. At the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  j. The Company shall make available for inspection by (i) any Buyer, (ii) Legal Counsel, (iii) any underwriter participating in any disposition pursuant to a Registration Statement, (iv) one firm of accountants or other agents retained by the Investors, and (v) one firm of attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to sign a confidentiality agreement covering the Records (in a form reasonably acceptable to the Company ) and shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

                  m. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

                  n. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  o. If requested by the managing underwriters or an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a shareholder of such Registrable Securities.

                  p. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  q. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  s. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                  t. For each calendar quarter beginning in the quarter in which the initial Registration Statement required to be filed pursuant to Section 2(a) is declared effective and thereafter so long as any Preferred Shares are outstanding, the Company shall deliver (or cause its transfer agent to deliver) to each Investor a written report notifying the Investors of any occurrence which prohibits the Company from issuing Common Stock upon conversion of the Preferred Shares. The report shall also specify (i) the total number of Preferred Shares outstanding as of the end of the quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Preferred Shares prior to the end of the quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Preferred Shares as of the end of the quarter, and (iv) the total number of shares of Common Stock which may thereafter be listed or issued by the Company upon conversion of the Preferred Shares before the Company would exceed the Exchange Cap (as defined in the Certificate of Designations). The Company (or its transfer agent) shall deliver the report for each quarter to each Investor prior to the tenth day of the calendar month following the quarter to which the report relates. In addition, the Company (or its transfer agent) shall provide, within 15 days after delivery to the Company of a written request by an Investor, any of the information enumerated in clauses (i) - (iv) of this Section 3(t) as of the date of the request.

                  u. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

                  v. Notwithstanding anything to the contrary in Section 3(g), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that all Grace Periods shall not exceed an aggregate of 30 days in any consecutive 365 day period with no more than 15 consecutive days and during any consecutive 365 day period, there shall be an aggregate of not more than two Grace Periods (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Sections 2(g) and 3(h) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of
Section 3(g) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. In the event there is a Grace Period, the Maturity Date (as defined in the Certificate of Designations) shall be delayed by two (2) days for each day in the Grace Period as provided in the Certificate of Designations.

         4.       OBLIGATIONS OF THE INVESTORS.

                  a. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any

Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. In the event any Investor elects to participate in an underwritten public offering pursuant to Section 2, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations (only with respect to violations which occur in reliance upon and in conformity with information furnished in writing to the Company by such Investor expressly for use in the Registration Statement for such underwritten public offering), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h) or the first sentence of 3(g). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Certificate of Designations in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of 3(g) and for which the Investor has not yet settled.

                  e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.


         5.       EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of Legal Counsel, shall be paid by the Company, provided, however, the fees and expenses of Legal Counsel which the Company is required to pay pursuant to this
Section 5 shall not exceed, when aggregated with fees and expenses paid pursuant to Section 4(i) of the Securities Purchase Agreement, $50,000.

         6.       INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
(iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it;
(iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer or disposition of the Registrable Securities by the Investors.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

                  d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.

                  As long as any Preferred Shares or Registrable Securities remain outstanding, the Company, with a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), agrees to use its best efforts to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

                  The  rights  under  this  Agreement  shall  be   automatically
assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.


         11.      MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Immunomedics, Inc.
                           300 American Road
                           Morris Plains, New Jersey 07950
                           Telephone: (973) 605-8200
                           Facsimile: (973) 605-8311
                           Attention:  President

                  With a copy to:

                           Warshaw Burstein Cohen Schlesinger & Kuh, LLP 555 Fifth Avenue
                           New York, New York 10017
                           Telephone: (212) 984-7832
                           Facsimile: (212) 984-7893
                           Attention: Michael D. Schwamm, Esq.


If to a Investor, to it at the address and facsimile number set forth on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. This Agreement, the Securities Purchase Agreement and the Certificate of Designations constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Certificate of Designations supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Preferred Shares then outstanding have been converted into Registrable Securities without regard to any limitation on conversions of Preferred Shares.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                              BUYERS:

IMMUNOMEDICS, INC.                    HFTP INVESTMENT LLC

                                      By:        PROMETHEAN           INVESTMENT
GROUP, By:                                          L.L.C.
Name:       Robert J. DeLuccia
Its:        President & Chief         Its:       Investment Manager
            Executive Officer

                                      By:
                                      Name:      James F. O'Brien, Jr.
                                      Its:       Managing Member

                                      WINGATE CAPITAL LTD.

                                      By:
                                      Name:      Kenneth A. Simpler
                                      Its:       Vice President

                                      FISHER CAPITAL LTD.

                                      By:
                                      Name:      Kenneth A. Simpler
                                      Its:       Vice President

                                      LEONARDO, L.P.

                                      By:        ANGELO, GORDON & CO. L.P.
                                      Its:       General Partner

                                      By:
                                      Name:      Michael L. Gordon
                                      Its:       Chief Operating Officer

                                      GAM ARBITRAGE INVESTMENTS, INC.

                                      By:        ANGELO, GORDON & CO. L.P.
                                      Its:       Investment Advisor

                                      By:
                                      Name:      Michael L. Gordon
                                      Its:       Chief Operating Officer

                                      AG SUPER FUND INTERNATIONAL PARTNERS, L.P.

                                      By:        ANGELO, GORDON & CO., L.P.
                                      Its:       General Partner

                                      By:
                                      Name:      Michael L. Gordon
                                      Its:       Chief Operating Officer

                                      RAPHAEL, L.P.


                                      By:
                                      Name:      Michael L. Gordon
                                      Its:       Chief Operating Officer

                                      RAMIUS FUND, LTD.

                                      By:        AG RAMIUS PARTNERS, L.L.C.
                                      Its:       Investment Advisor

                                      By:
                                      Name:      Michael L. Gordon
                                      Its:       Managing Officer

                              SCHEDULE OF INVESTORS


-------------------------------------------------------------------------------------------------------------------
                                           Investor's Address                  Investor's Representatives'
Investor Name                             and Facsimile Number                Address and Facsimile Number
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

HFTP Investment LLC                  c/o Promethean Investment Group,          Promethean Investment Group, L.L.C.
                                     L.L.C.                                    40 West 57th Street, Suite 1520
                                     40 West 57th Street, Suite 1520           New York, New York 10019
                                     New York, New York 10019                  Attention: James F. O'Brien, Jr.
                                     Attention: James F. O'Brien, Jr.          Facsimile: (212) 698-0505
                                     Facsimile: (212) 698-0505                 Telephone: (212) 698-0588
                                     Telephone: (212) 698-0588
                                                                               Katten Muchin & Zavis
                                                                               525 West Monroe Street, Suite 1600
                                                                               Chicago, Illinois 60661-3693
                                                                               Attention: Robert J. Brantman, Esq.
                                                                               Facsimile: (312) 902-1061
                                                                               Telephone: (312) 902-5200
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Wingate Capital Ltd.                 Citadel Investment Group, L.L.C.          Citadel Investment Group, L.L.C.
                                     225 West Washington Street                225 West Washington Street
                                     Chicago, Illinois  60606                  Chicago, Illinois  60606
                                     Attention: Daniel Hopkins                 Attention: Daniel Hopkins
                                     Facsimile: (312) 338-0780                 Facsimile: (312) 338-0780
                                     Telephone: (312) 338-7803                 Telephone: (312) 338-7803

                                                                               Katten Muchin & Zavis
                                                                               525 West Monroe Street, Suite 1600
                                                                               Chicago, Illinois 60661-3693
                                                                               Attention: Robert J. Brantman, Esq.
                                                                               Facsimile: (312) 902-1061
                                                                               Telephone: (312) 902-5200
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Fisher Capital Ltd.                  Citadel Investment Group, L.L.C.          Citadel Investment Group, L.L.C.
                                     225 West Washington Street                225 West Washington Street
                                     Chicago, Illinois  60606                  Chicago, Illinois  60606
                                     Attention: Daniel Hopkins                 Attention: Daniel Hopkins
                                     Facsimile: (312) 338-0780                 Facsimile: (312) 338-0780
                                     Telephone: (312) 338-7803                 Telephone: (312) 338-7803

                                                                               Katten Muchin & Zavis
                                                                               525 West Monroe Street, Suite 1600
                                                                               Chicago, Illinois 60661-3693
                                                                               Attention: Robert J. Brantman, Esq.
                                                                               Facsimile: (312) 902-1061
                                                                               Telephone: (312) 902-5200
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Leonardo, L.P.                       c/o Angelo, Gordon & Co., L.P.            Angelo, Gordon & Co., L.P.
                                     245 Park Avenue - 26th Floor              245 Park Avenue - 26th Floor
                                     New York, New York 10167                  New York, New York 10167
                                     Attention: Gary Wolf or Ari Storch        Attention: Gary Wolf or Ari Storch
                                     Facsimile: (212) 867-6449                 Facsimile: (212) 867-6449
                                     Telephone: (212) 692-2035                 Telephone: (212) 692-2035

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

GAM Arbitrage Investments, Inc.      c/o Angelo, Gordon & Co., L.P.            Angelo, Gordon & Co., L.P.
                                     245 Park Avenue - 26th Floor              245 Park Avenue - 26th Floor
                                     New York, New York 10167                  New York, New York 10167
                                     Attention: Gary Wolf or Ari Storch        Attention: Gary Wolf or Ari Storch
                                     Facsimile: (212) 867-6449                 Facsimile: (212) 867-6449
                                     Telephone: (212) 692-2035                 Telephone: (212) 692-2035

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

AG Super Fund International          c/o Angelo, Gordon & Co., L.P.            Angelo, Gordon & Co., L.P.
Partners, L.P.                       245 Park Avenue - 26th Floor              245 Park Avenue - 26th Floor
                                     New York, New York 10167                  New York, New York 10167
                                     Attention: Gary Wolf or Ari Storch        Attention: Gary Wolf or Ari Storch
                                     Facsimile: (212) 867-6449                 Facsimile: (212) 867-6449
                                     Telephone: (212) 692-2035                 Telephone: (212) 692-2035

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Raphael, L.P.                        c/o Angelo, Gordon & Co., L.P.            Angelo, Gordon & Co., L.P.
                                     245 Park Avenue - 26th Floor              245 Park Avenue - 26th Floor
                                     New York, New York 10167                  New York, New York 10167
                                     Attention: Gary Wolf or Ari Storch        Attention: Gary Wolf or Ari Storch
                                     Facsimile: (212) 867-6449                 Facsimile: (212) 867-6449
                                     Telephone: (212) 692-2035                 Telephone: (212) 692-2035

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Ramius Fund, Ltd.                    c/o Angelo, Gordon & Co., L.P.            Angelo, Gordon & Co., L.P.
                                     245 Park Avenue - 26th Floor              245 Park Avenue - 26th Floor
                                     New York, New York 10167                  New York, New York 10167
                                     Attention: Gary Wolf or Ari Storch        Attention: Gary Wolf or Ari Storch
                                     Facsimile: (212) 867-6449                 Facsimile: (212) 867-6449
                                     Telephone: (212) 692-2035                 Telephone: (212) 692-2035

-------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT



Attn:

                  Re:      Immunomedics, Inc.

Ladies and Gentlemen:

         We are counsel to Immunomedics, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Series F Convertible Preferred Shares, par value $.01 per share, (the "Preferred Shares") convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 1998, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                      Very truly yours,

                                                      [ISSUER'S COUNSEL]


                                                      By:
cc:      [LIST NAMES OF HOLDERS]